                                                                    Exhibit 21.1

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2000-C
                        PERIOD ENDING NOVEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of December 20, 2004 and with respect to the performance of the Trust during the period of November 1, 2004 through November 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the Class A Noteholder..........  $                 -
                                                                                                                -------------------
            2.  The amount of distribution in respect to principal payment to the Class B Noteholder..........  $                 -
                                                                                                                -------------------
            3.  The amount of distribution in respect to principal payment to the Class C Noteholder..........  $                 -
                                                                                                                -------------------
            4.  The amount of distribution in respect to principal payment to the Class D Noteholder..........  $                 -
                                                                                                                -------------------
II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest.........................              1.85889
                                                                                                                -------------------
            2.  The amount of distribution in respect to the Class B Monthly Interest.........................              2.20889
                                                                                                                -------------------
            3.  The amount of distribution in respect to the Class C Monthly Interest.........................              2.79222
                                                                                                                -------------------
            4.  The amount of distribution in respect to the Class D Monthly Interest.........................              4.77556
                                                                                                                -------------------
III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder.........................              1.85889
                                                                                                                -------------------
            2.  The total amount of distribution in respect to the Class B Noteholder.........................              2.20889
                                                                                                                -------------------
            3.  The total amount of distribution in respect to the Class C Noteholder.........................              2.79222
                                                                                                                -------------------
            4.  The total amount of distribution in respect to the Class D Noteholder.........................              4.77556
                                                                                                                -------------------
IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
                Period preceding such Payment Date............................................................  $    672,659,031.36
                                                                                                                -------------------
            2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
                Receivables for the Monthly Period preceding such Payment Date................................  $     53,637,138.90
                                                                                                                -------------------
            3.  Recoveries for the preceding Monthly Period...................................................  $      1,502,538.72
                                                                                                                -------------------
            4.  The Defaulted Amount for the preceding Monthly Period.........................................  $     18,413,612.45
                                                                                                                -------------------
            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
                Amount less Recoveries or the preceding Monthly Period, and the denominator is the average
                Receivables for the preceding Monthly Period..................................................                 6.39%
                                                                                                                -------------------
            6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
                Monthly Period................................................................................  $  3,115,257,458.10
                                                                                                                -------------------
            7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
                Monthly Period................................................................................  $  3,124,234,948.85
                                                                                                                -------------------
            8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
                beginning of the preceding Monthly Period.....................................................  $     54,222,061.55
                                                                                                                -------------------
            9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
                day of the preceding Monthly Period...........................................................  $     53,324,411.93
                                                                                                                -------------------
            10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period...............................................................  $  2,519,750,000.00
                                                                                                                -------------------
            11. The Transferor Interest as of the last day of the preceding Monthly
                Period........................................................................................  $    604,484,948.85
                                                                                                                -------------------
            12. The transferor percentage as of the last day of the preceding Monthly Period..................                19.35%
                                                                                                                -------------------

            13. The Required Transferor Percentage............................................................                 6.00%
                                                                                                                -------------------
            14. The Required Transferor Interest..............................................................  $    187,454,096.93
                                                                                                                -------------------
            15. The monthly principal payment rate for the preceding Monthly Period...........................               21.592%
                                                                                                                -------------------
            16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period..  $                 -
                                                                                                                -------------------
            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                    Percentage         Aggregate
                                                     of Total           Account
                                                    Receivables         Balance
                                                    -----------    ----------------
(a) Delinquent between 30 days and 59 days            1.184%       $  37,632,379.82
(b) Delinquent between 60 days and 89 days            1.015%       $  32,248,889.85
(c) Delinquent between 90 days and 119 days           0.907%       $  28,815,926.87
(d) Delinquent between 120 days and 149 days          0.613%       $  19,464,112.41
(e) Delinquent between 150 days and 179 days          0.619%       $  19,677,197.58
(f) Delinquent 180 days or greater                    0.000%       $              -
                                                      -----        ----------------
(g) Aggregate                                         4.338%       $ 137,838,506.53
                                                      =====        ================

V.    Information regarding Series 2000-C

            1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
                Series 2000-C as of the last day of the related Monthly Period................................  $    400,000,000.00
                                                                                                                -------------------
            2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount
                of Series 2000-C on the last day of the related Monthly Period................................  $    400,000,000.00
                                                                                                 NOTE FACTORS
                                                                                                                -------------------
            3.  The amount of Principal Receivables in the Trust represented by the Class A
                Note Principal Balance on the last day of the related Monthly Period...........    1.0000       $    320,000,000.00
                                                                                                                -------------------
            4.  The amount of Principal Receivables in the Trust represented by the Class B
                Note Principal Balance on the last day of the related Monthly Period...........    1.0000       $     38,000,000.00
                                                                                                                -------------------
            5.  The amount of Principal Receivables in the Trust represented by the Class C
                Note Principal Balance on the last day of the related Monthly Period ..........    1.0000       $     28,000,000.00
                                                                                                                -------------------
            6.  The amount of Principal Receivables in the trust represented by the Class D
                Note Principal Balance on the last day of the related Monthly Period...........    1.0000       $     14,000,000.00
                                                                                                                -------------------
            7.  The Floating Investor Percentage with respect to the period:

            November 1, 2004 through November 22, 2004                                                                   12.8400303%
                                                                                                                -------------------
            November 23, 2004 through November 30, 2004                                                                  12.6592663%
                                                                                                                -------------------
            8.  The Fixed Investor Percentage with respect to the period:

            November 1, 2004 through November 22, 2004                                                                  N/A
                                                                                                                -------------------
            November 23, 2004 through November 30, 2004                                                                 N/A
                                                                                                                -------------------
            9.  The amount of Investor Principal Collections applicable to Series 2000-C......................  $     86,055,373.34
                                                                                                                -------------------
            10a. The amount of Available Finance Charge Collections on deposit in the Collection Account on
                 the related Payment Date.....................................................................  $      5,214,431.12
                                                                                                                -------------------
            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account
                 on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..............  $      1,653,802.12
                                                                                                                -------------------
            11. The Investor Default Amount for the related Monthly Period....................................  $      2,338,375.54
                                                                                                                -------------------
            12. The Monthly Servicing Fee for the related Monthly Period......................................  $        666,666.67
                                                                                                                -------------------
            13. Trust yields for the related Monthly Period

                    a. The cash yield for the related Monthly Period..........................................                20.61%
                                                                                                                -------------------
                    b. The default rate for the related Monthly Period........................................                 7.02%
                                                                                                                -------------------
                    c. The Net Portfolio Yield for the related Monthly Period.................................                13.59%
                                                                                                                -------------------
                    d. The Base Rate for the related Monthly Period...........................................                 4.47%
                                                                                                                -------------------
                    e. The Excess Spread Percentage for the related Monthly Period............................                 9.12%
                                                                                                                -------------------
                    f. The Quarterly Excess Spread Percentage for the related Monthly Period..................                 9.79%
                                                                                                                -------------------
                            i) Excess Spread Percentage related to           Nov-04                                            9.12%
                                                                                                                -------------------
                            ii) Excess Spread Percentage related to          Oct-04                                           10.47%
                                                                                                                -------------------
                            iii) Excess Spread Percentage related to         Sep-04                                            9.79%
                                                                                                                -------------------

            14. Floating Rate Determinations:

            LIBOR for the Interest Period from  November 22, 2004 through and  including December 19, 2004                  2.14000%
                                                                                                                -------------------
            15. Principal Funding Account

                    a. The amount on deposit in the Principal Funding Account on the related Payment Date
                       (after taking into consideration deposits and withdraws for the related Payment Date)..  $                 -
                                                                                                                -------------------
                    b. The Accumulation Shortfall with respect to the related Monthly Period..................  $                 -
                                                                                                                -------------------
                    c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
                       treated as Available Finance Charge Collections........................................  $                 -
                                                                                                                -------------------
            16. Reserve Account

                    a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
                       into consideration deposits and withdraws for the related Payment Date)................  $                 -
                                                                                                                -------------------
                    b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                       Account to be treated as Available Finance Charge Collections..........................  $                 -
                                                                                                                -------------------
                    c. Interest earnings on the Reserve Account deposited into the Collection Account to be
                       treated as Available Finance Charge Collections........................................  $                 -
                                                                                                                -------------------
            17. Cash Collateral Account

                    a. The Required Cash Collateral Account Amount on the related Payment Date................  $      7,000,000.00

                    b. The Available Cash Collateral Account Amount on the related Payment Date...............  $      7,000,000.00
                                                                                                                -------------------
            18. Investor Charge-Offs

                    a. The aggregate amount of Investor Charge-Offs for the related Monthly Period............  $                 -
                                                                                                                -------------------
                    b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date............  $                 -
                                                                                                                -------------------
            19. The Monthly Principal Reallocation Amount for the related Monthly Period......................  $                 -
                                                                                                                -------------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MICHAEL COCO
                        Name:  Michael Coco
                        Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2001-A
                        PERIOD ENDING NOVEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of December 20, 2004 and with respect to the performance of the Trust during the period of November 1, 2004 through November 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the Class A Noteholder..........  $                 -
                                                                                                                -------------------
            2.  The amount of distribution in respect to principal payment to the Class B Noteholder..........  $                 -
                                                                                                                -------------------
            3.  The amount of distribution in respect to principal payment to the Class C Noteholder..........  $                 -
                                                                                                                -------------------
            4.  The amount of distribution in respect to principal payment to the Class D Noteholder..........  $                 -
                                                                                                                -------------------
II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest.........................              1.89778
                                                                                                                -------------------
            2.  The amount of distribution in respect to the Class B Monthly Interest.........................              2.32556
                                                                                                                -------------------
            3.  The amount of distribution in respect to the Class C Monthly Interest.........................              2.87000
                                                                                                                -------------------
            4.  The amount of distribution in respect to the Class D Monthly Interest.........................              5.55333
                                                                                                                -------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder.........................              1.89778
                                                                                                                -------------------
            2.  The total amount of distribution in respect to the Class B Noteholder.........................              2.32556
                                                                                                                -------------------
            3.  The total amount of distribution in respect to the Class C Noteholder.........................              2.87000
                                                                                                                -------------------
            4.  The total amount of distribution in respect to the Class D Noteholder.........................              5.55333
                                                                                                                -------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
                Period preceding such Payment Date............................................................  $    672,659,031.36
                                                                                                                -------------------
            2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
                Receivables for the Monthly Period preceding such Payment Date................................  $     53,637,138.90
                                                                                                                -------------------
            3.  Recoveries for the preceding Monthly Period...................................................  $      1,502,538.72
                                                                                                                -------------------
            4.  The Defaulted Amount for the preceding Monthly Period.........................................  $     18,413,612.45
                                                                                                                -------------------
            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
                Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
                Receivables for the preceding Monthly Period..................................................                 6.39%
                                                                                                                -------------------
            6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
                Monthly Period................................................................................  $  3,115,257,458.10
                                                                                                                -------------------
            7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
                Monthly Period................................................................................  $  3,124,234,948.85
                                                                                                                -------------------
            8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
                beginning of the preceding Monthly Period.....................................................  $     54,222,061.55
                                                                                                                -------------------
            9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
                last day of the preceding Monthly Period......................................................  $     53,324,411.93
                                                                                                                -------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period...............................................................  $  2,519,750,000.00
                                                                                                                -------------------
            11. The Transferor Interest as of the last day of the preceding Monthly Period....................  $    604,484,948.85
                                                                                                                -------------------
            12. The transferor percentage as of the last day of the preceding Monthly Period..................                19.35%
                                                                                                                -------------------
            13. The Required Transferor Percentage............................................................                 6.00%
                                                                                                                -------------------
            14. The Required Transferor Interest..............................................................  $    187,454,096.93
                                                                                                                -------------------
            15. The monthly principal payment rate for the preceding Monthly Period...........................               21.592%
                                                                                                                -------------------
            16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period..  $                 -
                                                                                                                -------------------
            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                          Percentage          Aggregate
                                                           of Total            Account
                                                          Receivables          Balance
(a) Delinquent between 30 days and 59 days                  1.184%         $  37,632,379.82
(b) Delinquent between 60 days and 89 days                  1.015%         $  32,248,889.85
(c) Delinquent between 90 days and 119 days                 0.907%         $  28,815,926.87
(d) Delinquent between 120 days and 149 days                0.613%         $  19,464,112.41
(e) Delinquent between 150 days and 179 days                0.619%         $  19,677,197.58
(f) Delinquent 180 days or greater                          0.000%         $              -
                                                            -------        ----------------
(g) Aggregate                                               4.338%         $ 137,838,506.53
                                                            =======        ================

V.    Information regarding Series 2001-A

            1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
                2001-A as of the last day of the related Monthly Period.......................................  $    300,000,000.00
                                                                                                                -------------------
            2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount
                of Series 2001-A on the last day of the related Monthly Period................................  $    300,000,000.00
                                                                                                                -------------------
                                                                                                NOTE FACTORS
            3.  The amount of Principal Receivables in the Trust represented by the Class A
                Note Principal Balance on the last day of the related Monthly Period.........     1.0000        $    240,000,000.00
                                                                                                                -------------------
            4.  The amount of Principal Receivables in the Trust represented by the Class B
                Note Principal Balance on the last day of the related Monthly Period.........     1.0000        $     28,500,000.00
                                                                                                                -------------------
            5.  The amount of Principal Receivables in the Trust represented by the Class C
                Note Principal Balance on the last day of the related Monthly Period.........     1.0000        $     21,000,000.00
                                                                                                                -------------------
            6.  The amount of Principal Receivables in the trust represented by the Class D
                Note Principal Balance on the last day of the related Monthly Period ........     1.0000        $     10,500,000.00
                                                                                                                -------------------
            7.  The Floating Investor Percentage with respect to the period:

            November 1, 2004 through November 22, 2004                                                                    9.6300227%
                                                                                                                -------------------
            November 23, 2004 through November 30, 2004                                                                   9.4944497%
                                                                                                                -------------------
            8.  The Fixed Investor Percentage with respect to the period:

            November 1, 2004 through November 22, 2004                                                                    N/A
                                                                                                                -------------------
            November 23, 2004 through November 30, 2004                                                                   N/A
                                                                                                                -------------------
            9.  The amount of Investor Principal Collections applicable to Series 2001-A......................  $     64,541,529.84
                                                                                                                -------------------
            10a.The amount of Available Finance Charge Collections on deposit in the Collection Account on
                the related Payment Date......................................................................  $      3,910,823.33
                                                                                                                -------------------
            10b.The amount of Available Finance Charge Collections not on deposit in the Collection Account on
                the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..................  $      1,240,351.59
                                                                                                                -------------------
            11. The Investor Default Amount for the related Monthly Period......................................$      1,753,781.65
                                                                                                                -------------------
            12. The Monthly Servicing Fee for the related Monthly Period......................................  $        500,000.00
                                                                                                                -------------------
            13. Trust yields for the related Monthly Period

                          a. The cash yield for the related Monthly Period....................................                20.61%
                                                                                                                -------------------
                          b. The default rate for the related Monthly Period..................................                 7.02%
                                                                                                                -------------------

                          c. The Net Portfolio Yield for the related Monthly Period...........................                13.59%
                                                                                                                -------------------
                          d.  The Base Rate for the related Monthly Period....................................                 4.56%
                                                                                                                -------------------
                          e.  The Excess Spread Percentage for the related Monthly Period.....................                 8.65%
                                                                                                                -------------------
                          f.  The Quarterly Excess Spread Percentage for the related Monthly Period...........                 9.69%
                                                                                                                -------------------
                                 i) Excess Spread Percentage related to          Nov-04                                        9.03%
                                                                                                                -------------------
                                 ii) Excess Spread Percentage related to         Oct-04                                       10.36%
                                                                                                                -------------------
                                 iii) Excess Spread Percentage related to        Sep-04                                        9.69%
                                                                                                                -------------------
            14. Floating Rate Determinations:

            LIBOR for the Interest Period from  November 22, 2004 through and including December 19, 2004                   2.14000%
                                                                                                                -------------------
            15. Principal Funding Account

                          a. The amount on deposit in the Principal Funding Account on the related Payment
                             Date (after taking into consideration deposits and withdraws for the related
                             Payment Date)....................................................................  $                 -
                                                                                                                -------------------
                          b. The Accumulation Shortfall with respect to the related Monthly Period............  $                 -
                                                                                                                -------------------
                          c. The Principal Funding Investment Proceeds deposited in the Collection Account to
                             be treated as Available Finance Charge Collections...............................  $                 -
                                                                                                                -------------------
            16. Reserve Account

                          a. The amount on deposit in the Reserve Account on the related Payment Date (after
                             taking into consideration deposits and withdraws for the related Payment Date)...  $                 -
                                                                                                                -------------------
                          b. The Reserve Draw Amount for the related Monthly Period deposited into the
                             Collection Account to be treated as Available Finance Charge Collections.........  $                 -
                                                                                                                -------------------
                          c. Interest earnings on the Reserve Account deposited into the Collection
                             Account to be treated as Available Finance Charge Collections....................  $                 -
                                                                                                                -------------------
            17. Cash Collateral Account

                          a. The Required Cash Collateral Account Amount on the related Payment Date..........  $      5,250,000.00
                                                                                                                -------------------
                          b. The Available Cash Collateral Account Amount on the related Payment Date.........  $      5,250,000.00
                                                                                                                -------------------
            18. Investor Charge-Offs

                          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......  $                 -
                                                                                                                -------------------
                          b. The aggregate amount of Investor Charge-Offs reimbursed
                             on the Payment Date..............................................................  $                 -
                                                                                                                -------------------
            19. The Monthly Principal Reallocation Amount for the related Monthly Period......................  $                 -
                                                                                                                -------------------

                             Advanta Bank Corp.
                             as Servicer

                             By: /s/ MICHAEL COCO
                             Name:  Michael Coco
                             Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2002-A
                        PERIOD ENDING NOVEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of December 20, 2004 and with respect to the performance of the Trust during the period of November 1, 2004 through November 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the Class A Noteholder..........  $                 -
                                                                                                                -------------------
            2.  The amount of distribution in respect to principal payment to the Class B Noteholder..........  $                 -
                                                                                                                -------------------
            3.  The amount of distribution in respect to principal payment to the Class C Noteholder..........  $                 -
                                                                                                                -------------------
            4.  The amount of distribution in respect to principal payment to the Class D Noteholder..........  $                 -
                                                                                                                -------------------
II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest.........................              1.82000
                                                                                                                -------------------
            2.  The amount of distribution in respect to the Class B Monthly Interest.........................              2.20889
                                                                                                                -------------------
            3.  The amount of distribution in respect to the Class C Monthly Interest.........................              3.02556
                                                                                                                -------------------
            4.  The amount of distribution in respect to the Class D Monthly Interest.........................              6.72000
                                                                                                                -------------------
III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder.........................              1.82000
                                                                                                                -------------------
            2.  The total amount of distribution in respect to the Class B Noteholder.........................              2.20889
                                                                                                                -------------------
            3.  The total amount of distribution in respect to the Class C Noteholder.........................              3.02556
                                                                                                                -------------------
            4.  The total amount of distribution in respect to the Class D Noteholder.........................              6.72000
                                                                                                                -------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
                Period preceding such Payment Date............................................................  $    672,659,031.36
                                                                                                                -------------------
            2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
                Receivables for the Monthly Period preceding such Payment Date................................  $     53,637,138.90
                                                                                                                -------------------
            3.  Recoveries for the preceding Monthly Period...................................................  $      1,502,538.72
                                                                                                                -------------------
            4.  The Defaulted Amount for the preceding Monthly Period.........................................  $     18,413,612.45
                                                                                                                -------------------
            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
                Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
                Receivables for the preceding Monthly Period..................................................                 6.39%
                                                                                                                -------------------
            6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
                Monthly Period................................................................................  $  3,115,257,458.10
                                                                                                                -------------------
            7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
                Monthly Period................................................................................  $  3,124,234,948.85
                                                                                                                -------------------
            8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
                beginning of the preceding Monthly Period.....................................................  $     54,222,061.55
                                                                                                                -------------------
            9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
                day of the preceding Monthly Period...........................................................  $     53,324,411.93
                                                                                                                -------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
                of the preceding Monthly Period..............................................................   $  2,519,750,000.00
                                                                                                                -------------------
            11. The Transferor Interest as of the last day of the preceding Monthly Period....................  $    604,484,948.85
                                                                                                                -------------------

            12. The transferor percentage as of the last day of the preceding Monthly Period..................                19.35%
                                                                                                                -------------------

            13. The Required Transferor Percentage............................................................                 6.00%
                                                                                                                -------------------

            14. The Required Transferor Interest..............................................................  $    187,454,096.93
                                                                                                                -------------------

            15. The monthly principal payment rate for the preceding Monthly Period...........................               21.592%
                                                                                                                -------------------

            16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period..  $                 -
                                                                                                                -------------------

            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage          Aggregate
                                                 of Total            Account
                                                Receivables          Balance
(a) Delinquent between 30 days and 59 days         1.184%      $  37,632,379.82
(b) Delinquent between 60 days and 89 days         1.015%      $  32,248,889.85
(c) Delinquent between 90 days and 119 days        0.907%      $  28,815,926.87
(d) Delinquent between 120 days and 149 days       0.613%      $  19,464,112.41
(e) Delinquent between 150 days and 179 days       0.619%      $  19,677,197.58
(f) Delinquent 180 days or greater                 0.000%      $              -
                                                 -------       ----------------
(g) Aggregate                                      4.338%      $ 137,838,506.53
                                                 =======       ================

V.    Information regarding Series 2002-A

            1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
                2002-A as of the last day of the related Monthly Period.......................................  $    300,000,000.00
                                                                                                                -------------------
            2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of
                Series 2002-A on the last day of the related Monthly Period...................................  $    300,000,000.00
                                                                                                                -------------------
                                                                                                NOTE FACTORS
            3.  The amount of Principal Receivables in the Trust represented by the Class A
                Note Principal Balance on the last day of the related Monthly Period  .........   1.0000        $    240,000,000.00
                                                                                                                -------------------
            4.  The amount of Principal Receivables in the Trust represented by the Class B
                Note Principal Balance on the last day of the related Monthly Period  .........   1.0000        $     27,750,000.00
                                                                                                                -------------------
            5.  The amount of Principal Receivables in the Trust represented by the Class C
                Note Principal Balance on  the last day of the related Monthly Period  ........   1.0000        $     21,750,000.00
                                                                                                                -------------------
            6.  The amount of Principal Receivables in the trust represented by the Class D
                Note Principal Balance on the last day of the related Monthly Period  .........   1.0000        $     10,500,000.00
                                                                                                                -------------------
            7.  The Floating Investor Percentage with respect to the period:

            November 1, 2004 through November 22, 2004                                                                    9.6300227%
                                                                                                                -------------------
            November 23, 2004 through November 30, 2004                                                                   9.4944497%
                                                                                                                -------------------
            8.  The Fixed Investor Percentage with respect to the period:

            November 1, 2004 through November 22, 2004                                                                  N/A
                                                                                                                -------------------
            November 23, 2004 through November 30, 2004                                                                 N/A
                                                                                                                -------------------
            9.  The amount of Investor Principal Collections applicable to Series 2002-A......................  $     64,541,529.84
                                                                                                                -------------------
            10a.The amount of the Investor Finance Charge Collections on deposit in the Collection Account on
                the Related Payment Date to be treated as Servicer Interchange................................  $         62,500.00
                                                                                                                -------------------
            10b.The amount of Available Finance Charge Collections on deposit in the Collection Account on
                the related Payment Date......................................................................  $      3,910,823.33
                                                                                                                -------------------
            10c.The amount of Available Finance Charge Collections not on deposit in the Collection Account on
                the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..................  $      1,177,851.59
                                                                                                                -------------------
            11. The Investor Default Amount for the related Monthly Period....................................  $      1,753,781.65
                                                                                                                -------------------
            12. The Monthly Servicing Fee for the related Monthly Period......................................  $        500,000.00
                                                                                                                -------------------
            13. Trust yields for the related Monthly Period

                          a.  The cash yield for the related Monthly Period...................................                20.61%
                                                                                                                -------------------
                          b.  The default rate for the related Monthly Period.................................                 7.02%
                                                                                                                -------------------
                          c.  The Net Portfolio Yield for the related Monthly Period..........................                13.59%
                                                                                                                -------------------
                          d.  The Base Rate for the related Monthly Period....................................                 4.54%
                                                                                                                -------------------
                          e.  The Excess Spread Percentage for the related Monthly Period.....................                 9.05%
                                                                                                                -------------------
                          f.  The Quarterly Excess Spread Percentage for the related Monthly Period...........                 9.72%
                                                                                                                -------------------
                                      i) Excess Spread Percentage related to         Nov-04                                    9.05%
                                                                                                                -------------------
                                      ii) Excess Spread Percentage related to        Oct-04                                   10.39%
                                                                                                                -------------------
                                      iii) Excess Spread Percentage related to       Sep-04                                    9.72%
                                                                                                                -------------------
            14. Floating Rate Determinations:

            LIBOR for the Interest Period from  November 22, 2004 through and  including December 19, 2004                  2.14000%
                                                                                                                -------------------
            15. Principal Funding Account

                          a. The amount on deposit in the Principal Funding Account on the related Payment
                             Date(after taking into consideration deposits and withdraws for the related
                             Payment Date)....................................................................  $                 -
                                                                                                                -------------------
                          b. The Accumulation Shortfall with respect to the related Monthly Period...........  $                  -
                                                                                                                -------------------
                          c. The Principal Funding Investment Proceeds deposited in the Collection
                             Account to be treated as Available Finance Charge Collections....................  $                 -
                                                                                                                -------------------
            16. Reserve Account

                          a. The amount on deposit in the Reserve Account on the related Payment Date
                             (after taking into consideration deposits and withdraws for the
                             related Payment Date)............................................................  $                 -
                                                                                                                -------------------
                          b. The Reserve Draw Amount for the related Monthly Period deposited into the
                             Collection Account to be treated as Available Finance Charge Collections.........  $                 -
                                                                                                                -------------------
                          c. Interest earnings on the Reserve Account deposited into the Collection
                             Account to be treated as Available Finance Charge Collections....................  $                 -
                                                                                                                -------------------
            17. Cash Collateral Account

                          a. The Required Cash Collateral Account Amount on the related Payment Date..........         6,000,000.00
                                                                                                                -------------------
                          b. The Available Cash Collateral Account Amount on the related Payment Date.........  $      6,000,000.00
                                                                                                                -------------------
            18. Investor Charge-Offs

                          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......  $                 -
                                                                                                                -------------------
                          b. The aggregate amount of Investor Charge-Offs reimbursed
                             on the Payment Date..............................................................  $                 -
                                                                                                                -------------------
            19. The Monthly Principal Reallocation Amount for the related Monthly Period......................  $                 -
                                                                                                                -------------------

                             Advanta Bank Corp.
                             as Servicer

                             By: /s/ MICHAEL COCO
                             Name: Michael Coco
                             Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2003-A
                        PERIOD ENDING NOVEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of December 20, 2004 and with respect to the performance of the Trust during the period of November 1, 2004 through November 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the Class A Noteholder..........  $                 -
                                                                                                                -------------------
            2.  The amount of distribution in respect to principal payment to the Class B Noteholder..........  $                 -
                                                                                                                -------------------
            3.  The amount of distribution in respect to principal payment to the Class C Noteholder..........  $                 -
                                                                                                                -------------------
            4.  The amount of distribution in respect to principal payment to the Class D Noteholder..........  $                 -
                                                                                                                -------------------
II.   Information regarding the current monthly interest distribution to the
      Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest.........................              1.97556
                                                                                                                -------------------
            2.  The amount of distribution in respect to the Class B Monthly Interest.........................              3.02556
                                                                                                                -------------------
            3.  The amount of distribution in respect to the Class C Monthly Interest.........................              4.38667
                                                                                                                -------------------
            4.  The amount of distribution in respect to the Class D Monthly Interest.........................              7.88667
                                                                                                                -------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder.........................              1.97556
                                                                                                                -------------------
            2.  The total amount of distribution in respect to the Class B Noteholder.........................              3.02556
                                                                                                                -------------------
            3.  The total amount of distribution in respect to the Class C Noteholder.........................              4.38667
                                                                                                                -------------------
            4.  The total amount of distribution in respect to the Class D Noteholder.........................              7.88667
                                                                                                                -------------------
IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal Receivables for the
                Monthly Period preceding such Payment Date....................................................  $    672,659,031.36
                                                                                                                -------------------

            2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
                Receivables for the Monthly Period preceding such Payment Date................................        53,637,138.90
                                                                                                                -------------------
            3.  Recoveries for the preceding Monthly Period...................................................  $      1,502,538.72
                                                                                                                -------------------
            4.  The Defaulted Amount for the preceding Monthly Period.........................................  $     18,413,612.45
                                                                                                                -------------------
            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
                Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
                Receivables for the preceding Monthly Period..................................................                 6.39%
                                                                                                                -------------------
            6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
                Monthly Period................................................................................  $  3,115,257,458.10
                                                                                                                -------------------
            7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
                Monthly Period................................................................................  $  3,124,234,948.85
                                                                                                                -------------------
            8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
                beginning of the preceding Monthly Period.....................................................  $     54,222,061.55
                                                                                                                -------------------
            9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
                last day of the preceding Monthly Period......................................................  $     53,324,411.93
                                                                                                                -------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
    of the preceding Monthly Period.......................................................................    $ 2,519,750,000.00
                                                                                                              ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period............................    $   604,484,948.85
                                                                                                              ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period..........................                 19.35%
                                                                                                              ------------------

13. The Required Transferor Percentage....................................................................                  6.00%
                                                                                                              ------------------

14. The Required Transferor Interest......................................................................    $   187,454,096.93
                                                                                                              ------------------

15. The monthly principal payment rate for the preceding Monthly Period...................................               21.592%
                                                                                                              ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period.........    $                -
                                                                                                              ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage       Aggregate
                                                of Total         Account
                                               Receivables       Balance
(a) Delinquent between 30 days and 59 days       1.184%      $  37,632,379.82
(b) Delinquent between 60 days and 89 days       1.015%      $  32,248,889.85
(c) Delinquent between 90 days and 119 days      0.907%      $  28,815,926.87
(d) Delinquent between 120 days and 149 days     0.613%      $  19,464,112.41
(e) Delinquent between 150 days and 179 days     0.619%      $  19,677,197.58
(f) Delinquent 180 days or greater               0.000%      $              -
                                                 -----       ----------------
(g) Aggregate                                    4.338%      $ 137,838,506.53
                                                 =====       ================

V. Information regarding Series 2003-A

1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
    2003-A as of the last day of the related Monthly Period.....................................................   $ 400,000,000.00
                                                                                                                   ----------------

2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount
    of Series 2003-A on the last day of the related Monthly Period..............................................   $ 400,000,000.00
                                                                                                                   ----------------
                                                                                             NOTE FACTORS

3.  The amount of Principal Receivables in the Trust represented by the Class A Note
    Principal Balance on the last day of the related Monthly Period..................           1.0000             $ 320,000,000.00
                                                                                                                   ----------------

4.  The amount of Principal Receivables in the Trust represented by the Class B Note
    Principal Balance on the last day of the related Monthly Period..................           1.0000             $  37,000,000.00
                                                                                                                   ----------------

5.  The amount of Principal Receivables in the Trust represented by the Class C Note
    Principal Balance on the last day of the related Monthly Period..................           1.0000             $  29,000,000.00
                                                                                                                   ----------------

6.  The amount of Principal Receivables in the trust represented by the Class D Note
    Principal Balance on the last day of the related Monthly Period..................           1.0000             $  14,000,000.00
                                                                                                                   ----------------

7.  The Floating Investor Percentage with respect to the period:

November 1, 2004 through November 22, 2004                                                                               12.8400303%
                                                                                                                   ----------------
November 23, 2004 through November 30, 2004                                                                              12.6592663%
                                                                                                                   ----------------

8.  The Fixed Investor Percentage with respect to the period:

November 1, 2004 through November 22, 2004                                                                                N/A
                                                                                                                   ----------------
November 23, 2004 through November 30, 2004                                                                               N/A
                                                                                                                   ----------------

9.  The amount of Investor Principal Collections applicable to Series 2003-A....................................   $  86,055,373.34
                                                                                                                   ----------------

10a.The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related
    Payment Date to be treated as Servicer Interchange..........................................................   $      83,333.33
                                                                                                                   ----------------

10b.The amount of Available Finance Charge Collections on deposit in the Collection Account on the related
    Payment Date................................................................................................   $   5,214,431.12
                                                                                                                   ----------------

10c.The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related
    Payment Date pursuant to Section 8.04(a) of the Master Indenture............................................   $   1,570,468.79
                                                                                                                   ----------------

11. The Investor Default Amount for the related Monthly Period..................................................   $   2,338,375.54
                                                                                                                   ----------------

12. The Monthly Servicing Fee for the related Monthly Period....................................................   $     666,666.67
                                                                                                                   ----------------

13. Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period......................................................              20.61%
                                                                                                                   ----------------

          b. The default rate for the related Monthly Period....................................................               7.02%
                                                                                                                   ----------------

          c. The Net Portfolio Yield for the related Monthly Period.............................................              13.59%
                                                                                                                   ----------------

          d. The Base Rate for the related Monthly Period.......................................................               4.95%
                                                                                                                   ----------------

          e. The Excess Spread Percentage for the related Monthly Period........................................               8.64%
                                                                                                                   ----------------

          f. The Quarterly Excess Spread Percentage for the related Monthly Period..............................               9.28%
                                                                                                                   ----------------

                i) Excess Spread Percentage related to                       Nov-04                                            8.64%
                                                                                                                   ----------------

                ii) Excess Spread Percentage related to                      Oct-04                                            9.91%
                                                                                                                   ----------------

                iii) Excess Spread Percentage related to                     Sep-04                                            9.28%
                                                                                                                   ----------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from  November 22, 2004 through and  including December 19, 2004                              2.14000%
                                                                                                                   ----------------

15. Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking
             into consideration deposits and withdraws for the related Payment Date)............................   $              -
                                                                                                                   ----------------

          b. The Accumulation Shortfall with respect to the related Monthly Period..............................   $              -
                                                                                                                   ----------------

          c. The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as
             Available Finance Charge Collections...............................................................   $              -
                                                                                                                   ----------------

16. Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment Date
             (after taking into consideration deposits and withdraws for the related Payment Date)..............   $              -
                                                                                                                   ----------------

          b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to
             be treated as Available Finance Charge Collections.................................................   $              -
                                                                                                                   ----------------

          c. Interest earnings on the Reserve Account deposited into the Collection Account to be treated
             as Available Finance Charge Collections............................................................   $              -
                                                                                                                   ----------------

17. Cash Collateral Account

          a. The Required Cash Collateral Account Amount on the related Payment Date............................       8,000,000.00
                                                                                                                   ----------------

          b. The Available Cash Collateral Account Amount on the related Payment Date...........................   $   8,000,000.00
                                                                                                                   ----------------

18. Investor Charge-Offs

          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period........................   $              -
                                                                                                                   ----------------

          b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date........................   $              -
                                                                                                                   ----------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period....................................   $              -
                                                                                                                   ----------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name:  Michael Coco
                Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING NOVEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of December 20, 2004 and with respect to the performance of the Trust during the period of November 1, 2004 through November 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder...................... $               -
                                                                                                                  -----------------
   2.  The amount of distribution in respect to principal payment to the Class B Noteholder...................... $               -
                                                                                                                  -----------------
   3.  The amount of distribution in respect to principal payment to the Class C Noteholder...................... $               -
                                                                                                                  -----------------
   4.  The amount of distribution in respect to principal payment to the Class D Noteholder...................... $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of
    $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest.....................................           1.93667
                                                                                                                  -----------------
   2.  The amount of distribution in respect to the Class B Monthly Interest.....................................           2.94778
                                                                                                                  -----------------
   3.  The amount of distribution in respect to the Class C Monthly Interest.....................................           4.85333
                                                                                                                  -----------------
   4.  The amount of distribution in respect to the Class D Monthly Interest.....................................           7.88667
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder.....................................           1.93667
                                                                                                                  -----------------
   2.  The total amount of distribution in respect to the Class B Noteholder.....................................           2.94778
                                                                                                                  -----------------
   3.  The total amount of distribution in respect to the Class C Noteholder.....................................           4.85333
                                                                                                                  -----------------
   4.  The total amount of distribution in respect to the Class D Noteholder.....................................           7.88667
                                                                                                                  -----------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly Period preceding such Payment Date............................................................................... $  672,659,031.36
                                                                                                                  -----------------
   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables
       for the Monthly Period preceding such Payment Date........................................................ $   53,637,138.90
                                                                                                                  -----------------
   3.  Recoveries for the preceding Monthly Period............................................................... $    1,502,538.72
                                                                                                                  -----------------
   4.  The Defaulted Amount for the preceding Monthly Period..................................................... $   18,413,612.45
                                                                                                                  -----------------
   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables for
       the preceding Monthly Period..............................................................................              6.39%
                                                                                                                  -----------------
   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period... $3,115,257,458.10
                                                                                                                  -----------------
   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period. $3,124,234,948.85
                                                                                                                  -----------------
   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning of the
       preceding Monthly Period.................................................................................. $   54,222,061.55
                                                                                                                  -----------------
   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the
       preceding Monthly Period.................................................................................. $   53,324,411.93
                                                                                                                  -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period........................................................................... $2,519,750,000.00
                                                                                                                  -----------------
   11. The Transferor Interest as of the last day of the preceding Monthly Period................................ $  604,484,948.85
                                                                                                                  -----------------
   12. The transferor percentage as of the last day of the preceding Monthly Period..............................             19.35%
                                                                                                                  -----------------
   13. The Required Transferor Percentage........................................................................              6.00%
                                                                                                                  -----------------
   14. The Required Transferor Interest.......................................................................... $  187,454,096.93
                                                                                                                  -----------------
   15. The monthly principal payment rate for the preceding Monthly Period.......................................            21.592%
                                                                                                                  -----------------
   16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.............. $               -
                                                                                                                  -----------------
   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                              Percentage         Aggregate
                                               of Total           Account
                                              Receivables         Balance
(a) Delinquent between 30 days and 59 days      1.184%       $  37,632,379.82
(b) Delinquent between 60 days and 89 days      1.015%       $  32,248,889.85
(c) Delinquent between 90 days and 119 days     0.907%       $  28,815,926.87
(d) Delinquent between 120 days and 149 days    0.613%       $  19,464,112.41
(e) Delinquent between 150 days and 179 days    0.619%       $  19,677,197.58
(f) Delinquent 180 days or greater              0.000%       $              -
                                                -----        ----------------
(g) Aggregate                                   4.338%       $ 137,838,506.53
                                                =====        ================

V. Information regarding Series 2003-B

1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
   Series 2003-B as of the last day of the related Monthly Period..............................................   $ 300,000,000.00
                                                                                                                  ----------------
2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
   Amount of Series 2003-B on the last day of the related Monthly Period.......................................   $ 300,000,000.00
                                                                                                                  ----------------
                                                                                               NOTE FACTORS
3. The amount of Principal Receivables in the Trust represented by the Class A Note
   Principal Balance on the last day of the related Monthly Period...................              1.0000         $ 240,000,000.00
                                                                                                                  ----------------
4. The amount of Principal Receivables in the Trust represented by the Class B Note
   Principal Balance on the last day of the related Monthly Period...................              1.0000         $  27,750,000.00
                                                                                                                  ----------------
5. The amount of Principal Receivables in the Trust represented by the Class C Note
   Principal Balance on the last day of the related Monthly Period...................              1.0000         $  21,750,000.00
                                                                                                                  ----------------
6. The amount of Principal Receivables in the trust represented by the Class D Note
   Principal Balance on the last day of the related Monthly Period...................              1.0000         $  10,500,000.00
                                                                                                                  ----------------
7. The Floating Investor Percentage with respect to the period:
November 1, 2004 through November 22, 2004                                                                               9.6300227%
                                                                                                                  ----------------
November 23, 2004 through November 30, 2004                                                                              9.4944497%
                                                                                                                  ----------------
8. The Fixed Investor Percentage with respect to the period:

November 1, 2004 through November 22, 2004                                                                              N/A
                                                                                                                  ----------------
November 23, 2004 through November 30, 2004                                                                             N/A
                                                                                                                  ----------------
9. The amount of Investor Principal Collections applicable to Series 2003-B....................................   $  64,541,529.84
                                                                                                                  ----------------
10a.The amount of Available Finance Charge Collections on deposit in the Collection Account on
   the related Payment Date....................................................................................   $   3,910,823.33
                                                                                                                  ----------------
10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
     the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..............................   $   1,240,351.59
                                                                                                                  ----------------
11.The Investor Default Amount for the related Monthly Period..................................................   $   1,753,781.65
                                                                                                                  ----------------
12.The Monthly Servicing Fee for the related Monthly Period....................................................   $     500,000.00
                                                                                                                  ----------------
13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period......................................................              20.61%
                                                                                                                  ----------------
         b. The default rate for the related Monthly Period....................................................               7.02%
                                                                                                                  ----------------

         c. The Net Portfolio Yield for the related Monthly Period.............................................              13.59%
                                                                                                                  ----------------
         d. The Base Rate for the related Monthly Period.......................................................               4.94%
                                                                                                                  ----------------
         e. The Excess Spread Percentage for the related Monthly Period.......................................                8.65%
                                                                                                                  ----------------
         f. The Quarterly Excess Spread Percentage for the related Monthly Period..............................               9.29%
                                                                                                                  ----------------
                 i) Excess Spread Percentage related to              Nov-04                                                   8.65%
                                                                                                                  ----------------
                 ii) Excess Spread Percentage related to             Oct-04                                                   9.92%
                                                                                                                  ----------------
                 iii) Excess Spread Percentage related to            Sep-04                                                   9.29%
                                                                                                                  ----------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from  November 22, 2004 through and  including December 19, 2004                             2.14000%
                                                                                                                  ----------------
15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the related Payment Date).   $              -
                                                                                                                  ----------------
         b. The Accumulation Shortfall with respect to the related Monthly Period..............................   $              -
                                                                                                                  ----------------
         c. The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections......................................   $              -
                                                                                                                  ----------------
16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date)..............................................................................   $              -
                                                                                                                  ----------------
         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
            Charge Collections.................................................................................   $              -
                                                                                                                  ----------------
         c. Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections......................................   $              -
                                                                                                                  ----------------
17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date............................   $   6,750,000.00
                                                                                                                  ----------------
         b. The Available Cash Collateral Account Amount on the related Payment Date...........................   $   6,750,000.00
                                                                                                                  ----------------

18. Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period........................   $              -
                                                                                                                  ----------------
         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date........................   $              -
                                                                                                                  ----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period..................................   $              -
                                                                                                                  ----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MICHAEL COCO
                 Name:  Michael Coco
                 Title:  Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING NOVEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of December 20, 2004 and with respect to the performance of the Trust during the period of November 1, 2004 through November 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders............   $                -
                                                                                                                ------------------
      2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders............   $                -
                                                                                                                ------------------
      3.  The amount of distribution in respect to principal payment to the Class B Noteholders..............   $                -
                                                                                                                ------------------
      4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders............   $                -
                                                                                                                ------------------
      5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders............   $                -
                                                                                                                ------------------
      6.  The amount of distribution in respect to principal payment to the Class D Noteholders..............   $                -
                                                                                                                ------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A-1 Monthly Interest............................   $          1.91667
                                                                                                                ------------------
      2.  The amount of distribution in respect to the Class A-2 Monthly Interest............................   $          1.84333
                                                                                                                ------------------
      3.  The amount of distribution in respect to the Class B Monthly Interest..............................   $          2.83111
                                                                                                                ------------------
      4.  The amount of distribution in respect to the Class C-1 Monthly Interest............................   $          4.73667
                                                                                                                ------------------
      5.  The amount of distribution in respect to the Class C-2 Monthly Interest............................   $          4.95833
                                                                                                                ------------------
      6.  The amount of distribution in respect to the Class D Monthly Interest..............................   $          7.10889
                                                                                                                ------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of
     $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A-1 Noteholders...........................   $          1.91667
                                                                                                                ------------------
      2.  The total amount of distribution in respect to the Class A-2 Noteholders...........................   $          1.84333
                                                                                                                ------------------
      3.  The total amount of distribution in respect to the Class B Noteholders.............................   $          2.83111
                                                                                                                ------------------
      4.  The total amount of distribution in respect to the Class C-1 Noteholders...........................   $          4.73667
                                                                                                                ------------------
      5.  The total amount of distribution in respect to the Class C-2 Noteholders...........................   $          4.95833
                                                                                                                ------------------
      6.  The total amount of distribution in respect to the Class D Noteholders.............................   $          7.10889
                                                                                                                ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
         Period preceding such Payment Date..................................................................   $   672,659,031.36
                                                                                                                ------------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date......................................   $    53,637,138.90
                                                                                                                ------------------
      3. Recoveries for the preceding Monthly Period.........................................................   $     1,502,538.72
                                                                                                                ------------------
      4. The Defaulted Amount for the preceding Monthly Period...............................................   $    18,413,612.45
                                                                                                                ------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
         for the preceding Monthly Period....................................................................                 6.39%
                                                                                                                ------------------
      6. The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
         Period..............................................................................................   $ 3,115,257,458.10
                                                                                                                ------------------
      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period......................................................................................   $ 3,124,234,948.85
                                                                                                                ------------------
      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
         of the preceding Monthly Period.....................................................................   $    54,222,061.55
                                                                                                                ------------------
      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period.................................................................   $    53,324,411.93
                                                                                                                ------------------
      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period....................................................................   $ 2,519,750,000.00
                                                                                                                ------------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period.........................   $   604,484,948.85
                                                                                                                ------------------
      12. The transferor percentage as of the last day of the preceding Monthly Period.......................                19.35%
                                                                                                                ------------------
      13. The Required Transferor Percentage.................................................................                 6.00%
                                                                                                                ------------------
      14. The Required Transferor Interest...................................................................   $   187,454,096.93
                                                                                                                ------------------
      15. The monthly principal payment rate for the preceding Monthly Period................................               21.592%
                                                                                                                ------------------
      16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period......   $                -
                                                                                                                ------------------
      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                 Percentage       Aggregate
                                                  of Total         Account
                                                 Receivables       Balance
                                                 -----------   -----------------
(a) Delinquent between 30 days and 59 days         1.184%      $  37,632,379.82
(b) Delinquent between 60 days and 89 days         1.015%      $  32,248,889.85
(c) Delinquent between 90 days and 119 days        0.907%      $  28,815,926.87
(d) Delinquent between 120 days and 149 days       0.613%      $  19,464,112.41
(e) Delinquent between 150 days and 179 days       0.619%      $  19,677,197.58
(f) Delinquent 180 days or greater                 0.000%      $              -
                                                   -----       ----------------
(g) Aggregate                                      4.338%      $ 137,838,506.53
                                                   =====       ================

V. Information regarding Series 2003-C

1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
   Series 2003-C as of the last day of the related Monthly Period..............................................   $ 300,000,000.00
                                                                                                                  ----------------
2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of
   Series 2003-C on the last day of the related Monthly Period.................................................   $ 300,000,000.00
                                                                                              Note Factors
                                                                                                                  ----------------
3. The amount of Principal Receivables in the Trust represented by the Class A-1 Note
   Principal Balance on the last day of the related Monthly Period....................           1.0000           $ 210,000,000.00
                                                                                                                  ----------------
4. The amount of Principal Receivables in the Trust represented by the Class A-2 Note
   Principal Balance on the last day of the related Monthly Period....................           1.0000           $  30,000,000.00
                                                                                                                  ----------------
5. The amount of Principal Receivables in the Trust represented by the Class B Note
   Principal Balance on the last day of the related Monthly Period....................           1.0000           $  27,750,000.00
                                                                                                                  ----------------
6. The amount of Principal Receivables in the Trust represented by the Class C-1 Note
   Principal Balance on the last day of the related Monthly Period....................           1.0000           $  10,000,000.00
                                                                                                                  ----------------
7. The amount of Principal Receivables in the Trust represented by the Class C-2 Note
   Principal Balance on the last day of the related Monthly Period....................           1.0000           $  11,750,000.00
                                                                                                                  ----------------
8. The amount of Principal Receivables in the trust represented by the Class D Note
   Principal Balance on the last day of the related Monthly Period  ..................           1.0000           $  10,500,000.00
                                                                                                                  ----------------
9. The Floating Investor Percentage with respect to the period:

November 1, 2004 through November 22, 2004                                                                               9.6300227%
November 23, 2004 through November 30, 2004                                                                      ----------------
                                                                                                                         9.4944497%
                                                                                                                  ----------------
10. The Fixed Investor Percentage with respect to the period:

November 1, 2004 through November 22, 2004                                                                               N/A
November 23, 2004 through November 30, 2004                                                                       ----------------
                                                                                                                         N/A
                                                                                                                  ----------------

11. The amount of Investor Principal Collections applicable to Series 2003-C...................................   $  64,541,529.84
                                                                                                                  ----------------
12a. The amount of Available Finance Charge Collections on deposit in the Collection Account on
     the related Payment Date..................................................................................   $   3,910,823.33
                                                                                                                  ----------------
12b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
     the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..............................   $   1,240,351.59
                                                                                                                  ----------------
13.  The Investor Default Amount for the related Monthly Period................................................   $   1,753,781.65
                                                                                                                  ----------------
14.  The Monthly Servicing Fee for the related Monthly Period..................................................   $     500,000.00
                                                                                                                  ----------------
15. Trust yields for the related Monthly Period

           a. The cash yield for the related Monthly Period....................................................              20.61%
                                                                                                                  ----------------
           b. The default rate for the related Monthly Period..................................................               7.02%
                                                                                                                  ----------------
           c. The Net Portfolio Yield for the related Monthly Period...........................................              13.59%
                                                                                                                  ----------------

           d.  The Base Rate for the related Monthly Period....................................................              4.87%
                                                                                                                  ----------------
           e.  The Excess Spread Percentage for the related Monthly Period.....................................               8.72%
                                                                                                                  ----------------
           f.  The Quarterly Excess Spread Percentage for the related Monthly Period...........................               9.37%
                                                                                                                  ----------------
                     i) Excess Spread Percentage related to                      Nov-04                                       8.72%
                                                                                                                  ----------------
                     ii) Excess Spread Percentage related to                     Oct-04                                      10.04%
                                                                                                                  ----------------
                     iii) Excess Spread Percentage related to                    Sep-04                                       9.35%
                                                                                                                  ----------------
16. Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from  November 22, 2004 through and including December
19, 2004                                                                                                                   2.06429%
LIBOR for the Interest Period from  November 22, 2004 through and including December 19, 2004                     ----------------
                                                                                                                           2.14000%
                                                                                                                  ----------------

Federal Funds Rate in effect for each day during the interest period of November 22, 2004 through and including December 19, 2004

November 22  1.99%     November 30  2.03%     December 8   1.99%     December 16  2.24%
November 23  2.01%     December 1   2.02%     December 9   2.01%     December 17  2.24%
November 24  2.00%     December 2   2.04%     December 10  2.05%     December 18  2.24%
November 25  2.00%     December 3   2.00%     December 11  2.05%     December 19  2.24%
November 26  2.02%     December 4   2.00%     December 12  2.05%
November 27  2.02%     December 5   2.00%     December 13  2.09%
November 28  2.02%     December 6   1.98%     December 14  2.18%
November 29  2.01%     December 7   2.04%     December 15  2.24%

17. Principal Funding Account

           a. The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for the related
              Payment Date)....................................................................................   $              -
                                                                                                                  ----------------
           b. The Accumulation Shortfall with respect to the related Monthly Period............................   $              -
                                                                                                                  ----------------
           c. The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections....................................   $              -
                                                                                                                  ----------------

18. Reserve Account

           a. The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date)...........................................................................    $              -
                                                                                                                  ----------------
           b. The Reserve Draw Amount for the related Monthly Period deposited into
              the Collection Account to be treated as Available Finance Charge Collections.....................   $              -
                                                                                                                  ----------------
           c. Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections....................................   $              -
                                                                                                                  ----------------

19. Cash Collateral Account

           a. The Required Cash Collateral Account Amount on the related Payment Date..........................   $   6,750,000.00
                                                                                                                  ----------------
           b. The Available Cash Collateral Account Amount on the related Payment Date.........................   $   6,750,000.00
                                                                                                                  ----------------

20. Investor Charge-Offs

           a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......................   $              -
                                                                                                                  ----------------
           b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date......................   $              -
                                                                                                                  ----------------
21. The Monthly Principal Reallocation Amount for the related Monthly Period...................................   $              -
                                                                                                                  ----------------

                     Advanta Bank Corp.
                     as Servicer

                     By: /s/ MICHAEL COCO
                     Name:  Michael Coco
                     Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING NOVEMBER 30, 2004

The information which is required to be prepared with respect to the Payment Date of December 20, 2004 and with respect to the performance of the Trust during the period of November 1, 2004 through November 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1. The amount of distribution in respect to principal payment to the Class A Noteholder.............   $                -
                                                                                                           ------------------

    2. The amount of distribution in respect to principal payment to the Class B Noteholder.............   $                -
                                                                                                           ------------------

    3. The amount of distribution in respect to principal payment to the Class C Noteholder.............   $                -
                                                                                                           ------------------

    4. The amount of distribution in respect to principal payment to the Class D Noteholder.............   $                -
                                                                                                           ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1. The amount of distribution in respect to the Class A Monthly Interest............................              1.87444
                                                                                                           ------------------

    2. The amount of distribution in respect to the Class B Monthly Interest............................              2.55889
                                                                                                           ------------------

    3. The amount of distribution in respect to the Class C Monthly Interest............................              3.92000
                                                                                                           ------------------

    4. The amount of distribution in respect to the Class D Monthly Interest............................              7.49778
                                                                                                           ------------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

    1. The total amount of distribution in respect to the Class A Noteholder............................              1.87444
                                                                                                           ------------------

    2. The total amount of distribution in respect to the Class B Noteholder............................              2.55889
                                                                                                           ------------------

    3. The total amount of distribution in respect to the Class C Noteholder............................              3.92000
                                                                                                           ------------------

    4. The total amount of distribution in respect to the Class D Noteholder............................              7.49778
                                                                                                           ------------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
       Period preceding such Payment Date...............................................................   $   672,659,031.36
                                                                                                           ------------------

    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date...................................   $    53,637,138.90
                                                                                                           ------------------

    3. Recoveries for the preceding Monthly Period......................................................   $     1,502,538.72
                                                                                                           ------------------

    4. The Defaulted Amount for the preceding Monthly Period............................................   $    18,413,612.45
                                                                                                           ------------------

    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period.....................................................                 6.39%
                                                                                                           ------------------

    6. The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period...................................................................................   $ 3,115,257,458.10
                                                                                                           ------------------

    7. The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period...................................................................................   $ 3,124,234,948.85
                                                                                                           ------------------

    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period........................................................   $    54,222,061.55
                                                                                                           ------------------

    9. The total amount of Finance Charge and Administrative  Receivables in the Trust as of the last
       day of the preceding Monthly Period..............................................................   $    53,324,411.93
                                                                                                           ------------------

10. The aggregated Adjusted Invested Amounts of all Series of
    Notes outstanding as of the last day of the preceding Monthly Period............................   $ 2,519,750,000.00
                                                                                                       ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period......................   $   604,484,948.85
                                                                                                       ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period....................                19.35%
                                                                                                       ------------------

13. The Required Transferor Percentage..............................................................                 6.00%
                                                                                                       ------------------

14. The Required Transferor Interest................................................................   $   187,454,096.93
                                                                                                       ------------------

15. The monthly principal payment rate for the preceding Monthly Period.............................               21.592%
                                                                                                       ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period....   $                -
                                                                                                       ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage               Aggregate
                                                                       of Total                  Account
                                                                      Receivables                Balance
(a) Delinquent between 30 days and 59 days                               1.184%            $    37,632,379.82
(b) Delinquent between 60 days and 89 days                               1.015%            $    32,248,889.85
(c) Delinquent between 90 days and 119 days                              0.907%            $    28,815,926.87
(d) Delinquent between 120 days and 149 days                             0.613%            $    19,464,112.41
(e) Delinquent between 150 days and 179 days                             0.619%            $    19,677,197.58
(f) Delinquent 180 days or greater                                       0.000%            $                -
                                                                         -----             ------------------
(g) Aggregate                                                            4.338%            $   137,838,506.53
                                                                         =====             ==================

V. Information regarding Series 2003-D

    1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
       Series 2003-D as of the last day of the related Monthly Period..............................                $ 400,000,000.00
                                                                                                                   ----------------

    2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2003-D on the last day of the related Monthly Period.......................                $ 400,000,000.00
                                                                                                                   ----------------
                                                                                                     NOTE FACTORS

    3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal
       Balance on the last day of the related Monthly Period.......................................     1.0000     $ 320,000,000.00
                                                                                                                   ----------------

    4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal
       Balance on the last day of the related Monthly Period.......................................     1.0000     $  37,000,000.00
                                                                                                                   ----------------

    5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal
       Balance on the last day of the related Monthly Period.......................................     1.0000     $  29,000,000.00
                                                                                                                   ----------------

    6. The amount of Principal Receivables in the trust represented by  the Class D Note Principal
       Balance on the last day of the related Monthly Period.......................................     1.0000     $  14,000,000.00
                                                                                                                   ----------------

    7. The Floating Investor Percentage with respect to the period:

    November 1, 2004 through November 22, 2004                                                                           12.8400303%
                                                                                                                   ----------------
    November 23, 2004 through November 30, 2004                                                                          12.6592663%
                                                                                                                   ----------------

    8. The Fixed Investor Percentage with respect to the period:

    November 1, 2004 through November 22, 2004                                                                          N/A
                                                                                                                   ----------------
    November 23, 2004 through November 30, 2004                                                                         N/A
                                                                                                                   ----------------

    9. The amount of Investor Principal Collections applicable to Series 2003-D....................                $  86,055,373.34
                                                                                                                   ----------------

    10a. The amount of Available Finance Charge Collections on deposit in the Collection Account on
         the related Payment Date..................................................................                $   5,214,431.12
                                                                                                                   ----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account
         on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture...........                $   1,653,802.12
                                                                                                                   ----------------

    11.The Investor Default Amount for the related Monthly Period..................................                $   2,338,375.54
                                                                                                                   ----------------

    12.The Monthly Servicing Fee for the related Monthly Period....................................                $     666,666.67
                                                                                                                   ----------------

    13.Trust yields for the related Monthly Period

       a. The cash yield for the related Monthly Period............................................                           20.61%
                                                                                                                   ----------------

       b. The default rate for the related Monthly Period..........................................                            7.02%
                                                                                                                   ----------------

       c. The Net Portfolio Yield for the related Monthly Period...................................                           13.59%
                                                                                                                   ----------------

d. The Base Rate for the related Monthly Period............................................        4.74%
                                                                                                   ----

e. The Excess Spread Percentage for the related Monthly Period.............................        8.85%
                                                                                                   ----

f. The Quarterly Excess Spread Percentage for the related Monthly Period...................        9.50%
                                                                                                   ----

i) Excess Spread Percentage related to                     Nov-04                8.85%
                                                                                -----

ii) Excess Spread Percentage related to                    Oct-04               10.15%
                                                                                -----

iii) Excess Spread Percentage related to                   Sep-04               9.50%
                                                                                ----

14.Floating Rate Determinations:

LIBOR for the Interest Period from  November 22, 2004 through and  including December 19, 2004                              2.14000%
                                                                                                                   ----------------

15.Principal Funding Account

   a. The amount on deposit in the Principal Funding
      Account on the related Payment Date (after taking into consideration deposits and withdraws for the
      related Payment Date)....................................................................................    $             -
                                                                                                                   ----------------

   b. The Accumulation Shortfall with respect to the related Monthly Period....................................

                                                                                                                   ----------------

   c. The Principal Funding Investment Proceeds deposited the Collection Account to be treated as Available
      Finance Charge Collections...............................................................................    $              -
                                                                                                                   ----------------

16.Reserve Account

   a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
      consideration deposits and withdraws for the related Payment Date).......................................    $              -
                                                                                                                   ----------------

   b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to
      be treated as Available Finance Charge Collections.......................................................    $              -
                                                                                                                   ----------------

   c. Interest earnings on the Reserve Account deposited the Collection Account to be treated as Available
      Finance Charge Collections...............................................................................    $              -
                                                                                                                   ----------------

17.Cash Collateral Account

   a.  The Required Cash Collateral Account Amount on the related Payment Date.................................    $   9,000,000.00
                                                                                                                   ----------------

   b.  The Available Cash Collateral Account Amount on the related Payment Date................................    $   9,000,000.00
                                                                                                                   ----------------

18.Investor Charge-Offs

   a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..............................    $              -
                                                                                                                   ----------------

   b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date..............................    $              -
                                                                                                                   ----------------

19.The Monthly Principal Reallocation Amount for the related Monthly Period....................................    $              -
                                                                                                                   ----------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MICHAEL COCO
                        Name:  Michael Coco
                        Title:  Vice President and Treasurer